UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2005

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE
EXHIBIT INDEX
EX-99.1 AMENDMENT, DATED AS OF JULY 13, 2005

Item 1.01. Entry into a Material Definitive Agreement

          To the extent required by Item 1.01 of Form 8-K, the information contained in Item 8.01 of this Current Report, under the caption “Announcement of WebMD Health Management Team,” is incorporated by reference in this Item 1.01.

Item 7.01 Regulation FD Disclosure

     License by WellPoint, Inc. of WebMD Health’s Online Health and Benefits Platform

          Our WebMD Health segment has recently entered into a multi-year agreement pursuant to which it is licensing WebMD Health’s online health and benefits platform to Wellpoint, Inc. Under this Agreement, WellPoint, the largest publicly traded commercial health and benefits company in terms of membership, will integrate WebMD Health private portal services into Wellpoint’s member portals. The WebMD Health applications, including the personal health record, personalize health information based on each member’s unique profile, benefits plan, risk factors and readiness to change health behavior.

          Financial terms of the agreement were not disclosed. Implementation of this agreement is expected to begin at the end of 2005. This agreement was the subject of WebMD’s June 1, 2005 press release.

Item 8.01. Other Events

     Announcement of WebMD Health Management Team

          As previously announced, on May 12, 2005, our WebMD Health Holdings, Inc. subsidiary filed a registration statement with the Securities and Exchange Commission relating to the contemplated initial public offering of our WebMD Health segment. In connection with this transaction, WebMD is hereby announcing the following management team of WebMD Health:

•	Wayne T. Gattinella will serve as the Chief Executive Officer and President and as a Director;

•	David Gang will serve as Executive Vice President — Product and Programming and Chief Technology Officer;

•	Anthony Vuolo will serve as Executive Vice President — Finance and Chief Financial Officer;

•	Nan-Kirsten Forte will serve as Executive Vice President — Consumer Services;

•	Steven Zatz, M.D. will serve as Executive Vice President — Professional Services;

•	Craig Froude will serve as Executive Vice President—Health Services;

•	Douglas W. Wamsley will serve as Executive Vice President, General Counsel and Secretary; and

•	Martin J. Wygod will serve as the Chairman of the Board.

          The foregoing management team reflects changes in positions for Mr. Gattinella and Mr. Gang. Effective July 13, 2005, Mr. Gattinella has become the sole CEO of WebMD Health and Mr. Gang’s position has been changed from co-CEO and Chief Operating Officer to Executive Vice President — Product and Programming and Chief Technology Officer. Mr. Gang will report to the CEO of WebMD Health. The foregoing management changes streamline the management structure of WebMD Health and enable Mr. Gang to concentrate his efforts on the development and delivery of WebMD Health’s consumer-facing products and programming for WebMD Health’s public health portals and as they impact WebMD Health's other businesses. In addition, as Chief Technology Officer, Mr. Gang will directly manage technical development and operations across WebMD Health.

          WebMD’s Current Report on Form 8-K dated April 27, 2005 describes and contains, as an exhibit thereto, Mr. Gattinella’s and Mr. Gang’s employment agreements. Mr. Gattinella’s employment agreement has not been amended in connection with the foregoing changes in his position with WebMD Health. Mr. Gang’s employment agreement has been amended, effective July 13, 2005, to reflect the foregoing change in his position with WebMD Health as well as the following:

•	Mr. Gang’s annual base salary has been reduced from $560,000 to $450,000, although his relocation/temporary living expenses will be increased for the first year; and

•	the number of shares underlying options contemplated to be granted and the number of shares of restricted stock contemplated to be granted to Mr. Gang upon completion of an initial public offering of WebMD Health is reduced from 400,000 and 100,000 to 320,000 and 80,000 shares, respectively, such numbers subject to adjustment, up or down, to the extent WebMD Health’s capitalization is more or less than 100,000,000 shares.

All of the other terms and conditions of Mr. Gang’s employment agreement remain in full force and effect. The above summary of the amendment to Mr. Gang’s employment agreement is qualified in its entirety by reference to the amendment itself, a copy of which is filed as Exhibit 99.1 to this Current Report and which is incorporated by reference into this Item 8.01 in its entirety.

          WebMD Health intends on filing an amendment to WebMD Health’s registration statement on Form S-1 to reflect, among other things, the above management changes.

     Appointment of Matt Townley as President of our WebMD Practice Services segment

          Matt Townley has been appointed President of our WebMD Practice Services segment. WebMD Practice Services is a leading provider of administrative, financial and clinical software and services to the nation’s medical practices. Mr. Townley will be joining us next week.

          Mr. Townley has demonstrated strong leadership in both entrepreneurial settings and larger organizations and has substantial expertise in operations, software product development and marketing. Since 1997, Mr. Townley served as Chief Executive Officer and President of Longview Solutions, a privately held enterprise software company. From 1982 to 1989 and from 1991 through 1997, Mr. Townley held various operational and management positions at Shared Medical Systems (now known as Siemens Medical Solutions Health Services Corporation), a provider of software and services to hospitals and medical practices. During his 15-year tenure at Shared Medical Systems, Mr. Townley’s responsibilities included physician and hospital clinical and financial systems, managed care systems and Shared Medical Systems’ HDX Health Data Exchange business. At the time he left Shared Medical Systems, Mr. Townley was a member of the Shared Medical Systems leadership team, with oversight responsibility for product development, marketing and support worldwide across all of Shared Medical Systems’ business. At the time, Shared Medical Systems was generating approximately $900 million in annual revenue.

          Andrew Corbin, who has been serving a dual role as interim President of WebMD Practice Services segment and as our Chief Financial Officer, will continue in his role as our Chief Financial Officer.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed herewith:

	99.1	Amendment, dated as of July 13, 2005, to the Employment Agreement, dated as of April 28, 2005, between WebMD, Inc. and David Gang

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION
Dated: July 14, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Amendment, dated as of July 13, 2005, to the Employment Agreement, dated as of April 28, 2005, between WebMD, Inc. and David Gang